UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 2, 2019
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P.O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On May 2, 2019, the Board of Directors (the “Board”) of Kimberly-Clark Corporation (the “Corporation”) amended the Corporation’s By-Laws to specify the Delaware Court of Chancery (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware) as the sole and exclusive forum for certain legal actions involving the Corporation unless the Corporation selects or consents to the selection of an alternative forum.

The amended By-Laws also amend our proxy access bylaw to change the specified time for director nominations and include other miscellaneous updates.

The description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the amended By-Laws, a copy of which is attached to this Report as Exhibit (3)b and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Corporation held its 2019 Annual Meeting of Stockholders on May 2, 2019.

(b)
The stockholders (1) elected all of the Corporation’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2019 and (3) approved the compensation of our named executive officers on an advisory basis.

The final voting results on each of the matters submitted to a vote are as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Abelardo E. Bru	234,542,027	8,347,702	612,415	62,639,319
Robert W. Decherd	236,344,013	6,531,567	626,564	62,639,319
Thomas J. Falk	236,781,056	6,122,067	599,021	62,639,319
Fabian T. Garcia	240,938,633	1,947,955	615,556	62,639,319
Michael D. Hsu	240,553,846	2,339,323	608,975	62,639,319
Mae C. Jemison, M.D.	235,483,507	7,456,741	561,896	62,639,319
Nancy J. Karch	241,321,147	1,595,698	585,300	62,639,319
S. Todd Maclin	241,765,681	1,102,044	634,419	62,639,319
Sherilyn S. McCoy	241,709,753	1,215,118	577,273	62,639,319
Christa S. Quarles	241,788,333	1,129,597	584,215	62,639,319
Ian C. Read	239,652,913	3,225,615	623,616	62,639,319
Marc J. Shapiro	234,125,492	8,756,622	620,031	62,639,319
Dunia A. Shive	241,759,356	1,115,232	627,556	62,639,319
Michael D. White	241,433,426	1,435,431	633,288	62,639,319

2.	Ratification of Deloitte & Touche LLP as Independent Auditors for 2019:

Votes For	Votes Against	Abstentions
294,177,969	11,023,201	940,294

3.	Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
232,084,143	9,626,322	1,791,679	62,639,319

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No. (3)b. Amended By-Laws of Kimberly-Clark Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	May 3, 2019	By:	/s/ Grant B. McGee
Grant B. McGee Vice President and Secretary